UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22011

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	October 31, 2011

Date of reporting period:	April 30, 2011

Item 1 - Report to Shareholders

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

Directors

Michael E. Nugent

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

W. Allen Reed

Fergus Reid

Stefanie V. Chang Yu

Vice President

Francis J. Smith

Treasurer and Principal
Financial Officer

Mary Ann Picciotto

Chief Compliance Officer

Mary E. Mullin

Secretary

Officers

Michael E. Nugent

Chairman of the Board and Director

Arthur Lev

President and Principal Executive Officer

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Stockholder Servicing Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1 (800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2011 Morgan Stanley

INVESTMENT MANAGEMENT

Morgan Stanley

Emerging Markets Domestic

Debt Fund, Inc. (EDD)

Morgan Stanley

Investment Management Inc.

Investment Adviser

Semi-Annual
Report

April 30, 2011

MSIFEDDSAN
IU11-01253P-Y04/11

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

Overview (unaudited)

Letter to Stockholders

Performance

For the six months ended April 30, 2011, the Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (the "Fund") had total returns of 7.28% based on net asset value and 4.31%, based on market value per share (including reinvestment of distributions), compared to its benchmark, the J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index (the "Index"), which returned 5.94%. On April 30, 2011, the closing price of the Fund's shares on the New York Stock Exchange was $17.40, representing a 9.5% discount to the Fund's net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Emerging markets (EM) fixed income, like most risk assets, generally underperformed during the last couple of months of 2010 as the appetite for risk subsided in November as a result of the fiscal crisis in Ireland. Nevertheless, in relation to other episodes where global investors had become averse to risk, the negative returns were modest, coinciding with EM data releases that confirmed that well-established, and favorable, fundamentals remained intact.

•  Prior to the Irish debt crisis in November, the general background was supportive of a greater appetite for risk, including moves by policy makers in the U.S. that aimed to boost economic growth in 2011. The most obvious initiatives were the second round of quantitative easing (QE2) and the extension of Bush-era tax cuts. Within Europe — and, to a lesser extent, other "core" euro area countries — the economic environment was quite encouraging towards the end of 2010. There were also clear signs of rising demand in the U.S. In addition, China and the other emerging markets continued to grow rapidly through the period. The Asia-Pacific, Latin America and Middle East/North Africa regions continued to benefit from growing exports and/or higher domestic demand. In many cases, mounting inflationary pressures caused policy makers to tighten monetary policy. In some cases, the authorities took steps to curb capital inflows and/or rises in currencies through capital controls.

•  The first four months of 2011 were volatile with a number of unexpected global events from political turmoil in the Middle East and Africa, to the Japan earthquake, to the precarious fiscal situation in Emerging Europe. During the period, emerging market central banks adopted divergent tightening strategies. Some central banks, such as Chile and Israel, surprised the market by stepping up the pace of rate hikes; others such as Brazil and Turkey tightened prudential regulations in lieu of rate hikes.

•  Year-to-date, trends in emerging economies remain broadly positive. In the Asia-Pacific and Latin America regions, most economies are benefiting from growing exports and/or higher domestic demand. However, one common feature across most emerging market countries is a recent increase in inflation expectations, a trend that is unlikely to reverse as long as oil prices continue their upward trend. Also, the rally in agricultural commodities is likely to be passed through to food price inflation.

•  Overweight exposures to Brazilian local markets, the Russian ruble, and Hungary contributed to relative returns. The Brazilian currency was strong on the back of positive economic growth and rising demand for the country's commodity exports. In Hungary, bonds outperformed the Index on the back of successful fiscal efforts, while in Russia, the ruble rallied on strong oil prices. Security selection in Indonesia also aided performance. Conversely, exposures to Mexico, Colombia, and Turkey detracted

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

Overview (unaudited)

Letter to Stockholders (cont'd)

from performance. In Turkey, domestic inflation combined with unorthodox monetary policy put the currency under pressure. Yield curve posture in Mexico and Colombia also detracted from performance.

•  Foreign currency forwards represented approximately 18.6% of the portfolio as of the end of the period. These instruments provide the best way to gain access to the local debt markets and their use aided the portfolio's performance during the period.

Management Strategies

•  We expect growth in the developed world to continue its recovery throughout 2011, reflecting expansionary fiscal and monetary policies — particularly in the U.S. However, the unresolved fiscal sustainability issues in the periphery of Europe and in the U.S., as well as geopolitical developments, are likely to generate periodic bouts of risk aversion during the year. Expansionary policies in the developed world are likely to provide further support to commodity prices and capital inflows to EM countries, but will also exacerbate inflationary and currency appreciation pressures.

•  Our constructive view on EM assets in 2011 reflects strong domestic demand-driven growth, supportive terms of trade and large capital inflows. EM countries are likely to respond to expansionary polices in the developed world by hardening capital controls or allowing moderate currency appreciation to help offset imported inflation, while continuing to hike rates at a pace to contain domestic inflationary pressures. Overall, we believe that EM central banks will be able to slow but not to reverse the appreciation trend in their currencies. We believe that higher carry and continued portfolio flows will continue to support EM currencies. In our view, several currencies in Asia and certain commodity currencies (currencies of countries that depend heavily on the export of certain raw materials for income) remain undervalued and could potentially benefit further from a benign external environment and easy monetary policy in the developed world.

Sincerely,

Arthur Lev
President and Principal Executive Officer  May 2011

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2011 (unaudited)

Portfolio of Investments

(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
FIXED INCOME SECURITIES (99.9%)
Brazil (17.5%)
Sovereign (17.5%)
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/14 - 1/1/17	BRL	504,458	$296,483
			296,483
Colombia (3.3%)
Sovereign (3.3%)
Colombia Government International Bond, 12.00%, 10/22/15	COP	33,000,000	24,075
Republic of Colombia, 9.85%, 6/28/27		46,000,000	32,728
			56,803
Egypt (1.6%)
Sovereign (1.6%)
UBS AG Jersey Branch, 12.60%, 2/22/17	EGP	175,300	27,631
Hungary (7.7%)
Sovereign (7.7%)
Hungary Government Bond, 6.75%, 2/24/17	HUF	14,563,620	81,442
7.50%, 11/12/20		8,500,000	49,166
			130,608
Indonesia (11.5%)
Corporate Bonds (0.2%)
Pindo Deli Finance BV, Tranche A 2.28%, 4/28/15 (a)(b)(c)		$137	25
3.31%, 4/28/15 (a)(b)(c)(d)		1,391	250
Tranche B, 3.28%, 4/28/18 (a)(b)(c)(d)		8,336	792
Tranche C, Zero Coupon, 4/28/27 (a)(b)(c)(d)		2,227	89
Tjiwi Kimia Finance BV, Tranche A 3.28%, 4/28/15 (a)(b)(c)		627	97
3.28%, 4/28/15 (a)(b)(c)(d)		4,152	643
Tranche B, 3.28%, 4/28/18 (a)(b)(c)(d)		9,360	1,030
Tranche C, Zero Coupon, 4/28/27 (a)(b)(c)(d)		998	40
			2,966

	Face Amount (000)		Value (000)
Sovereign (11.3%)
Barclays Bank PLC, Indonesia Government Bonds, Credit Linked Notes, 10.00%, 7/17/17	IDR	600,000,000	$80,241
Credit Suisse, Indonesia Government Bonds, Credit Linked Notes, 10.00%, 7/17/17		154,683,530	20,687
Deutsche Bank AG, Republic of Indonesia Government Bond, Credit Linked Notes, 11.00%, 12/15/20		60,000,000	8,526
11.50%, 9/23/19 (d)		235,000,000	33,927
12.80%, 6/22/21		150,000,000	23,559
JPMorgan Chase Bank, London, Indonesia Government Bonds, Credit Linked Notes, 10.00%, 7/19/17 (a)		192,525,000	25,747
			192,687
			195,653
Malaysia (4.2%)
Sovereign (4.2%)
Malaysia Government Bond, 3.83%, 9/28/11	MYR	55,030	18,692
3.84%, 8/12/15		110,000	37,722
5.09%, 4/30/14		42,152	14,947
			71,361
Mexico (15.5%)
Sovereign (15.5%)
Mexican Bonos, 8.00%, 12/17/15 - 6/11/20	MXN	627,200	57,684
9.50%, 12/18/14		360,000	34,672
10.00%, 12/5/24 - 11/20/36		1,628,375	171,169
			263,525
Peru (0.8%)
Sovereign (0.8%)
Peru Government Bond, 7.84%, 8/12/20	PEN	37,745	14,019
Poland (6.6%)
Sovereign (6.6%)
Poland Government Bond, 5.50%, 10/25/19	PLN	307,400	111,699

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2011 (unaudited)

Portfolio of Investments (cont'd)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
Russia (2.5%)
Sovereign (2.5%)
Russian Foreign Bond — Eurobond, 7.85%, 3/10/18 (d)	RUB	1,095,000	$42,510
South Africa (9.5%)
Sovereign (9.5%)
South Africa Government Bond, 7.25%, 1/15/20	ZAR	985,200	139,759
8.00%, 12/21/18		140,000	21,003
			160,762
Thailand (4.0%)
Sovereign (4.0%)
Thailand Government Bond, 4.25%, 3/13/13	THB	1,597,940	54,579
5.25%, 7/13/13		395,100	13,805
			68,384
Turkey (15.1%)
Sovereign (15.1%)
Turkey Government Bond, Zero Coupon, 5/11/11 - 1/25/12	TRY	367,998	237,425
10.00%, 2/15/12		19,086	13,389
16.00%, 3/7/12		9,339	6,522
			257,336
Venezuela (0.1%)
Sovereign (0.1%)
Venezuela Government International Bond, 9.25%, 9/15/27 (e)		2,040	1,491
TOTAL FIXED INCOME SECURITIES (Cost $1,572,924)			1,698,265

	Shares	Value (000)
SHORT-TERM INVESTMENT (0.1%)
Investment Company (0.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note F) (Cost $1,319)	1,318,551	1,319
TOTAL INVESTMENTS (100.0%) (Cost $1,574,243)		1,699,584
LIABILITIES IN EXCESS OF OTHER ASSETS		(306,599)
NET ASSETS		$1,392,985

(a)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on April 30, 2011.

(b)  Security has been deemed illiquid at April 30, 2011.

(c)  Issuer is in default.

(d)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(e)  Denotes all or a portion of securities subject to repurchase under the Reverse Repurchase Agreements as of April 30, 2011.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2011 (unaudited)

Portfolio of Investments (cont'd)

(Showing Percentage of Total Value of Investments)

Foreign Currency Exchange Contracts Information:

The Fund had the following foreign currency exchange contract(s) open at period end:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank	USD	83,945	$83,945	5/10/11	RUB	2,380,920	$86,850	$2,905
JPMorgan Chase Bank	USD	16,798	16,798	5/11/11	INR	745,000	16,823	25
JPMorgan Chase Bank	USD	40,733	40,733	5/16/11	CNY	266,720	41,140	407
JPMorgan Chase Bank	EUR	18,600	27,538	5/18/11	USD	26,926	26,926	(612)
JPMorgan Chase Bank	USD	1,815	1,815	5/18/11	MYR	5,500	1,855	40
JPMorgan Chase Bank	USD	63,562	63,562	5/18/11	MYR	192,210	64,828	1,266
JPMorgan Chase Bank	USD	58,016	58,016	5/23/11	THB	1,738,000	58,158	142
JPMorgan Chase Bank	USD	16,509	16,509	6/14/11	SGD	21,000	17,156	647
			$308,916				$313,736	$4,820

BRL —  Brazilian Real

CNY —  Chinese Yuan Renminbi

COP —  Colombian Peso

EGP —  Egyptian Pound

EUR —  Euro

HUF —  Hungarian Forint

IDR —  Indonesian Rupiah

INR —  Indian Rupee

MXN —  Mexican New Peso

MYR —  Malaysian Ringgit

PEN —  Peruvian Nuevo Sol

PLN —  Polish Zloty

RUB —  Russian Ruble

SGD —  Singapore Dollar

THB —  Thai Baht

TRY —  Turkish Lira

USD —  United States Dollar

ZAR —  South African Rand

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2011 (unaudited)

Portfolio of Investments (cont'd)

(Showing Percentage of Total Value of Investments)

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Fund's net assets as of April 30, 2011. (See Notes A-6 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$2,966	$—	$2,966
Sovereign	—	1,695,299	—	1,695,299
Total Fixed Income Securities	—	1,698,265	—	1,698,265
Short-Term Investment —
Investment Company	1,319	—	—	1,319
Foreign Currency Exchange Contracts	—	5,432	—	5,432
Total Assets	1,319	1,703,697	—	1,705,016
Liabilities:
Foreign Currency Exchange Contracts	—	(612)	—	(612)
Reverse Repurchase Agreements	—	(1,265)	—	(1,265)
Total Liabilities	—	(1,877)	—	(1,877)
Total	$1,319	$1,701,820	$—	$1,703,139

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of April 30, 2011, the Fund did not have any significant investments transfer between valuation levels.

Fair Value Measurement Information: (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Loans (000)
Beginning Balance	$33,683
Net purchases (sales)	(33,540)
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation (depreciation)	1,998
Realized gains (losses)	(2,141)
Ending Balance	$—
Net change in unrealized appreciation/depreciation from investments still held as of April 30, 2011	$—

Portfolio Composition

Classification	Percentage of Total Investments
Sovereign	99.7%
Other*	0.3
Total Investments	100.0%

* Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2011

Financial Statements

Statement of Assets and Liabilities	April 30, 2011 (unaudited) (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $1,572,924)	$1,698,265
Investment in Security of Affiliated Issuer, at Value (Cost $1,319)	1,319
Total Investments in Securities, at Value (Cost $1,574,243)	1,699,584
Foreign Currency, at Value (Cost $58)	61
Interest Receivable	38,899
Unrealized Appreciation on Foreign Currency Exchange Contracts	5,432
Receivable for Lehman Brothers Closed Reverse Repurchase Transactions	3,838
Receivable from Affiliate	1
Other Assets	991
Total Assets	1,748,806
Liabilities:
Payable for Line of Credit	352,051
Payable for Investment Advisory Fees	1,438
Payable for Reverse Repurchase Agreement	1,265
Unrealized Depreciation on Foreign Currency Exchange Contracts	612
Payable for Custodian Fees	140
Payable for Administration Fees	112
Payable for Professional Fees	94
Payable for Directors' Fees and Expenses	16
Payable for Stockholder Servicing Agent Fees	1
Other Liabilities	92
Total Liabilities	355,821
Net Assets
Applicable to 72,431,536 Issued and Outstanding $.01 Par Value Shares (100,000,000 Shares Authorized)	$1,392,985
Net Asset Value Per Share	$19.23
Net Assets Consist of:
Common Stock	$724
Paid-in-Capital	1,303,493
Undistributed Net Investment Income	30
Accumulated Net Realized Loss	(42,763)
Unrealized Appreciation (Depreciation) on:
Investments	125,341
Foreign Currency Exchange Contracts	4,820
Foreign Currency Translations	1,340
Net Assets	$1,392,985

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2011

Financial Statements (cont'd)

Statement of Operations	Six Months Ended April 30, 2011 (unaudited) (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$67,976
Dividends from Security of Affiliated Issuer	15
Total Investment Income	67,991
Expenses:
Investment Advisory Fees (Note B)	8,058
Administrative Fees on Line of Credit (Note G)	660
Administration Fees (Note C)	645
Custodian Fees (Note D)	345
Commitment Fee (Note G)	144
Stockholder Reporting Expenses	76
Professional Fees	74
Directors' Fees and Expenses	22
Stockholder Servicing Agent Fees	3
Other Expenses	143
Expenses Before Non Operating Expenses	10,170
Interest Expense on Line of Credit (Note G)	3,685
Interest Expense on Reverse Repurchase Agreements	— @
Total Expenses	13,855
Rebate from Morgan Stanley Affiliate (Note F)	(10)
Net Expenses	13,845
Net Investment Income	54,146
Realized Gain (Loss):
Investments Sold	19,637
Foreign Currency Exchange Contracts	7,529
Foreign Currency Transactions	(13)
Net Realized Gain	27,153
Change in Unrealized Appreciation (Depreciation):
Investments	2,573
Foreign Currency Exchange Contracts	6,772
Foreign Currency Translations	131
Net Change in Unrealized Appreciation (Depreciation)	9,476
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	36,629
Net Increase in Net Assets Resulting from Operations	$90,775

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2011

Financial Statements (cont'd)

Statements of Changes in Net Assets	Six Months Ended April 30, 2011 (unaudited) (000)	Year Ended October 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$54,146	$105,972
Net Realized Gain	27,153	11,321
Net Change in Unrealized Appreciation (Depreciation)	9,476	143,774
Net Increase in Net Assets Resulting from Operations	90,775	261,067
Distributions from and/or in Excess of:
Net Investment Income	(43,459)	(86,918)
Total Increase	47,316	174,149
Net Assets:
Beginning of Period	1,345,669	1,171,520
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $30 and $(10,657))	$1,392,985	$1,345,669

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2011

Financial Statements (cont'd)

Statement of Cash Flows	Six Months Ended April 30, 2011 (unaudited) (000)
Cash Flows From Operating Activities:
Proceeds from Sales and Maturities of Long-Term Investments	$445,721
Purchase of Long-Term Investments	(502,008)
Net (Increase) Decrease in Short-Term Investments	8,356
Net (Increase) Decrease in Foreign Currency Holdings	4,756
Net Realized Gain (Loss) for Foreign Currency Transactions	7,516
Net Investment Income	54,146
Adjustments to Reconcile Net Investment Income to Net Cash Provided (Used) by Operating Activities:
Net (Increase) Decrease in Receivables Related to Operations	(2,079)
Net (Increase) Decrease in Payables Related to Operations	(526)
Accretion/Amortization of Discounts and Premiums	(13,688)
Net Cash Provided (Used) by Operating Activities	2,194
Cash Flows From Financing Activities:
Cash Received for Reverse Repurchase Agreements	1,265
Cash Paid for Line of Credit	40,000
Cash Distribution Paid	(43,459)
Net Cash Provided (Used) for Financing Activities	(2,194)
Net Increase (Decrease) in Cash	—
Cash at Beginning of Period	—
Cash at End of Period	$—
Supplemental Disclosure of Cash Flow Information:
Interest Paid on Line of Credit during the Period	$4,026
Interest Paid on Reverse Repurchase Agreements during the Period	— @

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2011

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended April 30,		Year Ended October 31,			Period from April 24, 2007^ to
	2011 (unaudited)		2010	2009	2008	October 31, 2007
Net Asset Value, Beginning of Period	$18.58		$16.17	$12.61	$20.47	$19.10
Net Investment Income†	0.75		1.46	1.37	2.12	0.90
Net Realized and Unrealized Gain (Loss) on Investments	0.50		2.15	3.40	(7.49)	1.07
Total from Investment Operations	1.25		3.61	4.77	(5.37)	1.97
Distributions from and/or in excess of:
Net Investment Income	(0.60)		(1.20)	(0.50)	(2.40)	(0.60)
Net Realized Gain	—		—	—	(0.09)	—
Return of Capital	—		—	(0.75)	—	—
Total Distributions	(0.60)		(1.20)	(1.25)	(2.49)	(0.60)
Anti-Dilutive Effect of Share Repurchase Program	—		—	0.04	(0.00)‡	—
Net Asset Value, End of Period	$19.23		$18.58	$16.17	$12.61	$20.47
Per Share Market Value, End of Period	$17.40		$17.29	$13.75	$9.70	$18.93
TOTAL INVESTMENT RETURN:
Market Value	4.31	%#	35.60%	57.23%	(39.43)%	(2.46	)%#
Net Asset Value(1)	7.28	%#	23.83%	42.32%	(27.22)%	10.77	%#
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$1,392,985		$1,345,669	$1,171,520	$923,962	$1,501,063
Ratio of Expenses to Average Net Assets	2.14	%*+	2.28%+	2.20%+	2.80%+	3.24	%*+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.57	%*+	1.62%+	1.58%+	1.59%+	2.21	%*+
Ratio of Net Investment Income to Average Net Assets	8.37	%*+	8.61%+	9.60%+	11.90%+	8.88	%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%*§	0.00%§	0.00%§	0.00%§	0.01	%*
Portfolio Turnover Rate	29	%#	42%	74%	130%	58	%#

^  Commencement of Operations.

(1)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

#  Not annualized.

*  Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2011 (unaudited)

Notes to Financial Statements

The Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (the "Fund") was incorporated in Maryland on January 25, 2007 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary investment objective is to seek a high level of current income, with a secondary investment objective of long-term capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its managed assets in emerging markets domestic debt. To the extent the Fund invests in derivative instruments that the Adviser believes have economic characteristics similar to such securities, such investments will be counted for purposes of the Fund's policy described in the previous sentence. To the extent the Fund makes such investments, the Fund will be subject to the risk of such derivative instruments as described herein.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Securities listed on a foreign exchange are valued at their closing price except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the "Directors") determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

  All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

  Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2011 (unaudited)

Notes to Financial Statements (cont'd)

close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Reverse Repurchase Agreements: The Fund entered into reverse repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund's liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Portfolio of Investments.

  At April 30, 2011, the Fund had a reverse repurchase agreement outstanding with UBS as follows:

Maturity in Less than 365 Days
Value of Securities Subject to Repurchase	$1,462,000
Liability Under Reverse Repurchase Agreement	$1,265,000
Weighted Average Days to Maturity	1.24

  The weighted average weekly balance of reverse repurchase agreements outstanding during the six months ended April 30, 2011 was approximately $141,000 at a weighted average weekly interest rate of 0.50%.

3.  Foreign Currency Translation:  The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

  —investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

  —investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses)

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2011 (unaudited)

Notes to Financial Statements (cont'd)

on foreign currency translations for the period is reflected in the Statement of Operations.

  A significant portion of the Fund's managed assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

4.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk because the Fund is relying on the creditworthiness of such counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

5.  Derivatives: The Fund used derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

  Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2011 (unaudited)

Notes to Financial Statements (cont'd)

  Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

  Foreign Currency Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell foreign currencies at a future date. A foreign currency exchange contract ("currency contracts") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging the Fund's currency risks involves the risk of mismatching the Fund's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or (loss). The Fund records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

  The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of April 30, 2011.

Primary Risk Exposure	Statement of Assets and Liabilities	Foreign Currency Exchange Contracts (000)
Assets:
Currency Risk	Receivables	$5,432
Liabilities:
Currency Risk	Payables	$(612)

  The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended April 30, 2011 in accordance with ASC 815.

  Realized Gain (Loss)

Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Exchange Contracts	$7,529

  Change in Unrealized Appreciation (Depreciation)

Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Exchange Contracts	$6,772

  For the six months ended April 30, 2011, the average monthly principal amount of foreign currency exchange contracts was $309,012,000.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2011 (unaudited)

Notes to Financial Statements (cont'd)

6.  Fair Value Measurement: FASB ASC 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

  On January 21, 2010, FASB issued Accounting Standards Update ("ASU") 2010-06. The ASU amends ASC 820 to add new requirements for disclosures about significant transfers into and out of Levels 1 and 2, which was adopted for fiscal years and interim periods beginning after December 15, 2009 as disclosed in the Fair Valuation Measurements summary at the end of the Portfolios of Investments. In addition, separate disclosures for purchases, sales, issuances and settlements relating to Level 3 measurements are required for fiscal years and interim periods beginning after December 15, 2010.

7.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.  Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly managed assets.

C.  Administration Fees: MS Investment Management also serves as Administrator to the Fund pursuant to an

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2011 (unaudited)

Notes to Financial Statements (cont'd)

Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund's average weekly managed assets. Under a sub-administration agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D.  Custodian Fees: State Street (the "Custodian") and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

E.  Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years filed in the four year period ended October 31, 2010, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2010 and 2009 was as follows:

2010 Distributions Paid From: (000)		2009 Distributions Paid From: (000)
Ordinary Income	Long-Term Capital Gain	Ordinary Income	Long-Term Capital Gain
$86,918	$—	$36,497	$54,324

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions, the timing of the deductibility of certain expenses and the recognition of premium amortization.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and premium amortization adjustment for certain securities sold,

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2011 (unaudited)

Notes to Financial Statements (cont'd)

resulted in the following reclassifications among the components of net assets at October 31, 2010:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$(28,347)	$28,346	$1

At October 31, 2011, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$7,172	$—

At April 30, 2011, the U.S. Federal income tax cost basis of investments was approximately $1,574,243,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $125,341,000 of which $157,274,000 related to appreciated securities and $31,933,000 related to depreciated securities.

At October 31, 2010, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $63,705,000 to offset against future capital gains of which $30,134,000 will expire on October 31, 2016, and $33,571,000 will expire on October 31, 2017. During the year ended October 31, 2010, the Fund had utilized capital loss carryforward for U.S. Federal income tax purposes of approximately $35,336,000.

F.  Security Transactions and Transactions with Affiliates: The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Fund due to its investments in the Liquidity Funds. For the six months ended April 30, 2011, advisory fees paid were reduced by approximately $10,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended April 30, 2011 is as follows:

Market Value October 31, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value April 30, 2011 (000)
$9,674	$163,697	$172,052	$15	$1,319

During the six months ended April 30, 2011, the Fund made purchases and sales totaling approximately $502,008,000 and $444,507,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments.

G.  Credit Facility: The Fund will use the proceeds from the use of leverage to purchase additional securities consistent with the Fund's investment objectives, policies and strategies. The Fund has engaged JPMorgan Securities Inc. to arrange a syndicate of lenders to provide a revolving line of credit facility ("facility") in the amount of $400,000,000. The term of the facility is 364 days and the loans under the facility will bear interest at the rate of LIBOR for the applicable interest period plus a spread. The loans will be secured by a fully perfected first priority lien on all of the assets of the Fund capable of being pledged. The commitment fee on the unused portion of the facility is 0.375% of the daily unused portion of the facility. As of April 28, 2011, the facility has been renewed and the commitment fee was reduced to 0.20% of the daily unused portion of the facility. The average borrowings and interest rate for the six months ended April 30, 2011 were approximately $323,713,000 and 2.25%, respectively, during a period of 181 days. During the same period, the Fund incurred approximately

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2011 (unaudited)

Notes to Financial Statements (cont'd)

$3,685,000 in interest expense associated with the outstanding loans.

H.  Other: On January 10, 2008, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their net asset value. Since the inception of the program, the Fund has repurchased 886,200 of its shares at an average discount of 23.87% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

I.  Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2011 (unaudited)

Notes to Financial Statements (cont'd)

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/im.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund's monthly or calendar-quarter website postings, by calling toll free 1(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's web site at www.sec.gov.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2011 (unaudited)

Portfolio Management

The Fund is managed by members of the Emerging Markets Debt team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Eric J. Baurmeister and Federico L. Kaune, each a Managing Director of the Adviser. Mr. Baurmeister has been associated with the Adviser in an investment management capacity since 1997 and began managing the Fund at its inception. Mr. Kaune has been associated with the Adviser in an investment management capacity since 2002 and began managing the Fund at its inception.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2011 (unaudited)

Investment Policy

The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Foreign Currency Forward Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A currency exchange contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Hedging the Fund's currency risks involves the risk of mismatching the Fund's objectives under a currency exchange or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Futures. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2011 (unaudited)

Investment Policy (cont'd)

obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund's initial investment in such contracts.

Options. If a Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument such as a security, currency or index, at an agreed upon price typically in exchange for a premium paid by the Fund. If a Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk because the Fund is relying on the creditworthiness of such counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2011 (unaudited)

Dividend Reinvestment Plan

Pursuant to the Dividend Reinvestment Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares.

Dividend and capital gain distributions (Distribution) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have Distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940-3078
1 (800) 231-2608

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2011 (unaudited)

U.S. Privacy Policy

An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of certain Morgan Stanley closed-end funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2011 (unaudited)

U.S. Privacy Policy (cont'd)

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ''cookies.'' ''Cookies'' recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2011 (unaudited)

U.S. Privacy Policy (cont'd)

us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies-such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (800) 231-2608
Monday–Friday between 9a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Closed-End Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2011 (unaudited)

U.S. Privacy Policy (cont'd)

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Closed-End Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

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Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
Total			N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
June 21, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
June 21, 2011

/s/ Francis Smith
Francis Smith
Principal Financial Officer
June 21, 2011